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                                                                   EXHIBIT 10.40

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   SECOND AMENDMENT TO COLLABORATION AGREEMENT

         This Amendment (the "Amendment") to that certain Collaboration Agreement (the "Agreement") entered into as of the 30th day of March, 1999, by and between WebMD, Inc., a Georgia corporation ("Company"), and E.I. du Pont de Nemours and Company, a Delaware corporation ("DuPont") is made on the 28th day of May, 1999.

                                    RECITALS

         1.       DuPont and WebMD are parties to the Agreement;

         2. DuPont and WebMD have agreed upon certain additional terms with regard to the division of certain revenues according to the terms of the Agreement; and

         3. DuPont and WebMD desire to enter into this Amendment to provide for such additional terms.

                               TERMS OF AMENDMENT

         1. Schedule 1 of the Agreement is hereby deleted and replaced in its entirety by the Schedule 1 attached hereto.

         IN WITNESS WHEREOF, DuPont and WebMD have executed this Amendment effective as of the date hereof.

                                    E.I. du Pont de Nemours and Company


                                    By:  /s/
                                          -------------------------------------
                                    Its:
                                          -------------------------------------


                                    WebMD, Inc.


                                    By:  /s/
                                          -------------------------------------

                                    Its:
                                          -------------------------------------





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                                   Schedule 1

                           DuPont's Share of Revenues

                                                    CONSUMER                      PROFESSIONAL
                                                    --------                      ------------
1.   Advertising/Sponsorship                          [*]%                       [*]% until DuPont recovers
                                                                                 its out of pocket
                                                                                 subscription fees less
                                                                                 payments from Life Science
                                                                                 partners; [*]% thereafter

2.  Carriage Fees                                     [*]%                       [*]% Lounge and Library only

3.  Upsales on Services                               N/A                        [*]% on net revenue

4.  e-Commerce

    a.  bought through WebMD                    [*]% of net proceeds             [*]% of net proceeds

    b.  bought through DuPont                   [*]% of net proceeds             [*]% of net proceeds

    c.  E*Trade payments to WebMD               [*]% of net revenue              [*]% of net proceeds
        based on commissions on
        deposit accounts and
        securities trading
        commissions (the carriage
        fees element of the E*Trade
        relationship are covered in
        #2 above)

Notes

1. Revenue splits of advertising/sponsorship receipts shall be net of all direct third party vendor costs (e.g., DoubleClick commissions).

2. Revenues derived from portal agreements (e.g., CNN, Lycos, MSN) are applied [*]% to DuPont and [*]% to WebMD for the carriage fees paid until WebMD recovers the portal fees paid, and are then applied as shown above.

3. Revenue splits of e-commerce receipts shall be net of discounts, bad debts, returns and direct costs such as advertising, sales, product costs, distribution and other costs.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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4.       Consumer split is for 3 years on e-commerce, and non-pharmaceutical advertising, sponsorship and carriage, and 5 years on pharmaceutical advertising, sponsorship and carriage; professional split is for 5 years except as otherwise noted in Section 4.5 of this Agreement.

5. WebMD and DuPont will negotiate in good faith for amendments to the professional revenue split described above to accommodate proposals by third parties to sponsor additional physician subscribers to WebMD.

6. DuPont's portion of the revenue derived from the professional site shall be one-half of the percentages stated in the "Professional" column of this Schedule 1 pertaining to or derived from the physicians subscribers to the WebMD service to be sponsored by DuPont under this Agreement and/or the physician subscribers to the WebMD service to be sponsored by Microsoft Corporation under that certain Microsoft Collaboration and Cross-Promotion Agreement between Microsoft Corporation and WebMD, Inc., dated May 6, 1999.

7. DuPont's right to the revenue derived from Advertising/Sponsorship on the professional site shall begin on the day it begins sponsorship of physician subscribers to the WebMD service other than those subscribers referred to on Schedule 2 of this Agreement.


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